Exhibit 99.2

Harmony Biosciences Q4 2021 Financial and Business Update February 28, 2022 Exhibit 99.2

Legal Disclaimer 2 This presentation includes forward ‐ looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2022 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

Harmony’s Strategy for Growth Optimize WAKIX ® Performance Expand Clinical Utility of WAKIX Acquire New Assets 3

Q4/FY 2021 WAKIX® Revenue Performance
Strong Sequential Growth QoQ, YoY

Q4 2021 Revenue of $91.2M

4Q20	3Q21	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
$56.3	$80.7	$91.2	13%	62%



$6.0
$19.8
$38.0
$45.6
$56.3
$59.7
$73.8
$80.7
$91.2
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

WAKIX Net Revenue ($m)

FY 2021 Revenue of $305.4M

2021 vs. 2020
91%



$6.0
$159.7
$305.4
2019
2020
2021

WAKIX Net Revenue ($m)

HARMONY BIOSCIENCES
4

Driving Growth Through Our Launch For WAKIX Q4 2021 Performance

HARMONY BIOSCIENCES

Wakix pitolisant tablets



~2/3 In-Person Access to HCPs



Patient Outreach Programs & Support

~3,800 Average # of WAKIX Patients



Healthcare Professional Educational Initiatives

Continued Growth in Depth & Breadth of Prescriber Base


Rx

Managed Care Education & Outreach

~80% U.S. Covered Lives With Formulary Access

HARMONY BIOSCIENCES

5

Publications for WAKIX ® : Clinically Relevant Data 6

Phase 3 Clinical Trial of Pitolisant in Idiopathic Hypersomnia: *On Track to Initiate 1H2022*

HARMONY BIOSCIENCES


Open-Label Phase (N=~200)
Double-Blind Randomized Withdrawal Phase
Screening + Baseline
Titration + Dose Optimization
Stable Dose
Responders Randomized
Pitolisant
Placebo
Safety Follow-up
-28D through -1D
Titration: Weeks 1-3
Optimization: Weeks 4-6
Weeks 7-8
Weeks 9-12
Weeks 13-16

Trial Design:

- Double-blind, placebo-controlled, randomized withdrawal study in patients with IH ≥18 years old
- ~200 patients to be enrolled into open-label dose optimization phase; responders will subsequently be entered into the randomized withdrawal phase
- ~80 clinical trial sites in the US

Objectives:

- Primary objective: to evaluate the safety and efficacy of pitolisant compared with placebo in treating EDS in patients with IH ≥18 years old
- Secondary objectives: to assess the impact of pitolisant on overall symptoms of IH, patient impression of overall change in their IH, investigator assessment of overall IH severity, functional status and activities of daily living, sleep-related impairment, sleep inertia, and cognitive function

HARMONY BIOSCIENCES

IH=Idiopathic Hypersomnia; ESS=Epworth Sleepiness Scale; EDS=Excessive Daytime Sleepiness

7

Clinical Development: COVID-19 Contingency Efforts  Mechanism put in place for electronic signatures for ‘e-consent’ on Informed Consent Forms (ICFs); allows for remote screening  Protocol amendments to allow for remote visits during the trial in both the PWS and DM1 Phase 2 trials; include telemedicine visits for clinical assessments and home nursing visits to perform ECGs and draw labs (for safety assessments)  Connecting trial sites with additional sleep labs to perform objective sleep testing when their institution’s sleep lab is not available due to resources or personnel being diverted to care for COVID patients  Adding additional trial sites in regions of the country that are not as affected by COVID and/or directing patients from sites that are not able to enroll patients to those sites that are actively enrolling patients  Other strategies to reduce overall burden of the trials for both patients/families and the clinical trial sites 8

9 Harmony Development Pipeline Product / Indication Pre-IND Phase 1 Phase 2 Phase 3 Regulatory Filing 1 Marketed Product Upcoming Milestones Pitolisant Top line data 2H2022 Top line data 2023 1. Includes New Drug Applications and supplemental New Drug Applications. Prader-Willi Syndrome (PWS) Myotonic Dystrophy (DM) HBS-102 EDS in Narcolepsy (Adults) Cataplexy in Narcolepsy (Adults) Other Neurological Diseases WAKIX® Idiopathic Hypersomnia Trial initiation 1H2022 Pediatric Narcolepsy 2 Trial completed Pre-clinical POC 2. Bioprojetconducted pediatric narcolepsy trial

Historical Financials

Q4 2021 Financial Highlights $56.3 $91.2 $0 $20 $40 $60 $80 $100 2020 2021 $228.6 $141.2 $159.7 $189.7 $234.3 $0 $100 $200 $300 Dec 31 '20 Mar 31 '21 Jun 30 '21 Sep 30 '21 Dec 31 '21 Three Months Ended December 31,2021 (In millions, USD) Q4 ‘21 Net Product Revenues $91.2M 62.0% vs prior year Cash, Cash Equivalents at 12/31/21 $234.3M $159.7 $305.4 $0 $100 $200 $300 $400 2020 2021 Year Ended December 31,2021 Q4 ‘21 Non-GAAP Adjusted Net Income 1 $37.8M 150.3% vs prior year $15.1 $37.8 $0 $10 $20 $30 $40 2020 2021 $32.5 $122.5 $0 $25 $50 $75 $100 $125 $150 2020 2021 1. Non-GAAP Adjusted Net Income = EBITDA plus add backs for Stock-based compensation expense, Loss on debt extinguishment and Warrant Expense 11

Q4 2021 Financial Summary 12 (In millions, USD) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Net Product Revenues $91.2 $56.3 $305.4 $159.7 Cost of Product Sold 17.8 9.9 55.5 27.7 Total Operating Expenses $44.8 $38.6 $162.4 $115.0 R&D Expense 7.5 7.6 30.4 19.5 S&M Expense 19.1 17.5 68.1 55.8 G&A Expense 18.2 13.5 63.9 39.7 Net Income (Loss) $22.7 $(0.2) $34.6 $(36.9) Cash & cash equivalents $234.3 $228.6

Q4 2021 GAAP vs Non-GAAP Reconciliation 13 (In millions, USD) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 GAAP reported net income (loss) $22.7 $(0.2) $34.6 $(36.9) Interest expense / income 4.2 8.0 24.0 28.2 Taxes 1.8 - 2.8 - Depreciation 0.1 0.1 0.4 0.4 Amortization 4.6 4.3 18.4 9.8 EBITDA 33.4 12.1 80.2 1.5 Stock-based compensation expense 4.4 2.9 16.1 5.2 Loss on debt extinguishment - - 26.1 22.6 Warrant expense - - - 3.1 Non-GAAP adjusted net income $37.8 $15.1 $122.5 $32.5 Accumulation of yield on preferred stock - - - (26.9) Non-GAAP adjusted net income available to common stockholders $37.8 $15.1 $122.5 $5.5 GAAP reported net income (loss) per diluted share $0.38 $(0.00) $0.58 $(24.07) Non-GAAP adjusted net income per diluted share $0.63 $0.25 $2.07 $0.21 Weighted average number of shares of common stock used in non-GAAP diluted per share 60,314,396 59,128,981 59,205,213 26,282,978 Totals may not foot due to rounding

Thank You February 2022